SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2014

VISA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999, San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 932-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In anticipation of discussions around payments volume, cross border volume and processed transactions growth at the Morgan Stanley Technology, Media & Telecom Conference on March 5, 2014, Visa Inc. is providing select data for the months of January and February 2014:

US Payments Volume Growth - Constant Dollars:

% Growth	Total	Credit	Debit
Fiscal Q1: October – December 2013	8%	10%	7%
January 1-31,2014	8%	10%	6%
February 1-28,2014	8%	10%	7%

Cross Border Volume Growth – Constant Dollars:

% Growth	Total	US	International
Fiscal Q1: October – December 2013	12%	11%	13%
January 1-31,2014	9%	8%	10%
February 1-28,2014	8%	6%	9%

Processed Transactions Growth:

% Growth	Total
Fiscal Q1: October – December 2013	13%
January 1-31,2014	11%
February 1-28,2014	11%

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISA INC.

Date: March 5, 2014

	By:	/s/ Byron H. Pollitt
Byron H. Pollitt Chief Financial Officer